FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 26, 2001



                       Arena Resources, Inc.
        ----------------------------------------------------
       (Exact Name of registrant as specified in its charter)


         Nevada                     333-46164              73-1596109
 ---------------------------   ----------------------    ---------------
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employ
    of incorporation)                                   Identification No.)


     4920 South Lewis Street, Suite 107, Tulsa, Oklahoma 74105
     ---------------------------------------------------------
              (Address of principal executive offices)


 Registrant's telephone number, including area code:  (918) 747-6060
                                                      --------------

                           Non Applicable
                           --------------
   (Former name or former address, if changed since last report.)



ITEM 5:

Management of Arena Resources, Inc. wishes to report on Form 8-K the successful drilling and apparent commercial finds of natural gas in its first well drilled and known as the Casey No. 1 well. Management deems that this was an appropriate item to report under Item 5 as this is a start-up company and the drilling reflects the first substantial commercial activity by the company.

The final determination as to whether the well will be a commercial well or actual production results will not be known until completion of the well. The company earlier issued a press release summarizing the details of the drilling of this initial well, a copy of which is attached and incorporated by this reference.



                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ARENA RESOURCES, INC.



Date:    May 3, 2001                      By:  /s/ Lloyd Tim Rochford
                                             ------------------------
                                             Lloyd Tim Rochford
                                             President